SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                                FORM 8-K



                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 21,2001
                                                 -----------------------


                         Comm Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)



        Pennsylvania                0-17455             23-2242292
---------------------------    ----------------      -------------------
(State or other                 (Commission          (I.R.S. Employer
 jurisdiction of                 file number)         Identification No.)
 incorporation)



521 Main Street, Forest City, Pennsylvania              18421
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(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:  (570)785-3181
                                                    --------------------



Former name or former address, if changed from last report:
Not Applicable.











                              Page 1 of 3




Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

              At the Registrant's Board of Directors meeting, held on February 21, 2001, the Board of Directors appointed William F. Farber,
          Sr., who is the current Chairman of the Board of the Registrant and its subsidiary bank, as the Acting President and Chief
          Executive Officer of the Registrant and its subsidiary bank, Community Bank and Trust Company.

              David L. Baker, the former President and Chief Executive Officer of the Registrant and its subsidiary bank, retired as the President and Chief Executive Officer of the Registrant and its subsidiary bank effective on December 29, 2000.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Proforma Financial Information and
          Exhibits.

          (a)  Financial Statement of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

               None.

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          None.









                               SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           COMM BANCORP, INC.
                                           ------------------
                                             (Registrant)



Date: February 21, 2001                  /s/ Scott A. Seasock
                                         -----------------------
                                         Scott A. Seasock
                                         Chief Financial Officer